SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        November 8, 1995


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     ANNOUNCEMENT OF INAUGURAL EURO MEDIUM-TERM NOTE PROGRAM. On November 8, 1995, the Registrant announced its inaugural Euro medium-term note program which will provide for the sale from time to time of up to $1.5 billion in medium-term notes exclusively to non-U.S. investors. A copy of the press release announcing the program is included as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibit is filed herewith:

           EXHIBIT NO.         DESCRIPTION OF EXHIBIT


               99.1   News Release disseminated on November 8,
                      1995 regarding the inception of a Euro
                      medium-term note program.

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NATIONSBANK CORPORATION


                               By: CHARLES M. BERGER
                                   Associate General Counsel

Dated:  November 9, 1995